GOING CONCERN	12 Months Ended
May. 31, 2015
Going Concern Disclosure [Abstract]
GOING CONCERN
3.	GOING CONCERN

There is substantial doubt about the Company’s ability to continue as a going concern. From inception through May 31, 2015, the Company has incurred an accumulated deficit of $85,207,078. For the years ended May 31, 2015 and 2014, the Company had net losses of $11,619,796 and $11,852,229, respectively. The Company utilized $3,991,479 and $4,623,891 of cash for operating activities for the years ended May 31, 2015 and 2014, respectively. As of May 31, 2015, the Company had cash and cash equivalents of $928,279 and net working capital of $430,055. The Company has incurred negative cash flow from operating activities since its inception. The Company has spent, and subject to obtaining additional financing, expects to continue to spend, substantial amounts in connection with executing its business strategy, including continued development efforts relating to PRTX-100.

The Company has no significant payments due on long-term obligations. However, the Company anticipates entering into significant contracts to perform product manufacturing and to conduct clinical trials in the future and that it will need to raise additional capital to fund the ongoing FDA regulatory approval process. If the Company is unable to obtain approval of its future IND applications or otherwise advance in the FDA approval process, its ability to sustain its operations would be significantly jeopardized.

The most likely sources of additional financing include the private sale of the Company’s equity or debt securities. Additional capital that is required by the Company may not be available on reasonable terms, or at all.